Where Intelligence Meets Infrastructure® Investor Presentation August 8, 2024

2 Non-GAAP Measures In an effort to provide investors with additional information regarding the Company’s results as determined by accounting principles generally accepted in the United States (“GAAP”), the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are non-GAAP measures that the Company presents as performance measures because management uses these measures to evaluate the Company’s underlying performance on a consistent basis across periods and to make decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. Net debt and net debt leverage are non-GAAP measures that the Company presents as liquidity measures because management uses them to evaluate its capital management and financial position, and the investment community commonly uses them as measures of indebtedness. Free cash flow is a non-GAAP liquidity measure used to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation, which has been posted online at www.muellerwaterproducts.com. The Company does not reconcile forward-looking non-GAAP measures to the comparable GAAP measures, as permitted by Regulation S-K, as certain items, e.g., expenses related to corporate development activities, transactions, pension expenses/(benefits), corporate restructuring and non-cash asset impairment, may have not yet occurred, are out of the Company’s control or cannot be reasonably predicted without unreasonable efforts. Additionally, such reconciliation would imply a degree of precision and certainty regarding relevant items that may be confusing to investors. Such items could have a substantial impact on GAAP measures of the Company's financial performance.

3 Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the federal securities laws. All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward-looking statements, including, without limitation, statements regarding outlooks, projections, forecasts, expectations, commitments, trend descriptions and the ability to capitalize on trends, value creation, Board of Directors and committee composition plans, long-term strategies and the execution or acceleration thereof, operational improvements, inventory positions, the benefits of capital investments, financial or operating performance including improving sales growth and driving increased margins, capital allocation and growth strategy plans, the Company’s product portfolio positioning and the demand for the Company’s products. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of the Company’s experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including, without limitation, legal, reputational, audit and financial risks resulting from previously reported cybersecurity incidents and possible future cybersecurity incidents, the effectiveness of the Company’s business continuity plans related thereto, and the Company’s ability to recover under its cybersecurity insurance policies; logistical challenges and supply chain disruptions, geopolitical conditions, including the Israel-Hamas war, public health crises, or other events; inventory and in-stock positions of our distributors and end customers; an inability to realize the anticipated benefits from our operational initiatives, including our large capital investments in Chattanooga and Kimball, Tennessee, and Decatur, Illinois, plant closures, and reorganization and related strategic realignment activities; an inability to attract or retain a skilled and diverse workforce, including executive officers, increased competition related to the workforce and labor markets; an inability to protect the Company’s information systems against further service interruption, misappropriation of data or breaches of security; failure to comply with personal data protection and privacy laws; cyclical and changing demand in core markets such as municipal spending, residential construction, and natural gas distribution; government monetary or fiscal policies; the impact of adverse weather conditions; the impact of manufacturing and product performance; the impact of wage, commodity and materials price inflation; foreign exchange rate fluctuations; the impact of higher interest rates; the impact of warranty charges and claims, and related accommodations; the strength of our brands and reputation; an inability to successfully resolve significant legal proceedings or government investigations; compliance with environmental, trade and anti-corruption laws and regulations; climate change and legal or regulatory responses thereto; changing regulatory, trade and tariff conditions; the failure to integrate and/or realize any of the anticipated benefits of acquisitions or divestitures; an inability to achieve some or all of our Environmental, Social and Governance goals; and other factors that are described in the section entitled “RISK FACTORS” in Item 1A of the Company’s most recent Annual Report on Form 10-K and later filings on Form 10-Q, as applicable. Forward-looking statements do not guarantee future performance and are only as of the date they are made. The Company undertakes no duty to update its forward- looking statements except as required by law. Undue reliance should not be placed on any forward-looking statements. You are advised to review any further disclosures the Company makes on related subjects in subsequent Forms 10-K, 10-Q, 8-K and other reports filed with the U.S. Securities and Exchange Commission.

4 (1) See Appendix and SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures. 5-year period includes FY19, FY20, FY21, FY22, FY23. (2) Consolidated net sales Information for geography, segments, products and end markets based on FY2023 information and estimates. (3) Water Flow Solutions includes iron gate valves, specialty valves and service brass products. Water Management Solutions includes fire hydrants, repair and installation, natural gas, metering, leak detection, pressure control and software products. (4) See Item 2. Properties in 2023 10-K filing for more information. Water Flow Solutions Water Management Solutions United States Rest of World Geography (2) (% of Consolidated Net Sales) • Founded more than 165 years ago • Spun off from Walter Industries in 2006 • Listed on NYSE (MWA) (June 2006) • Divested U.S. Pipe (April 2012) • Divested Anvil (January 2017) • Acquired Singer Valve (February 2017) • Acquired Krausz Industries (December 2018) • Acquired i20 Water (June 2021) Segments (2,3) (% of Consolidated Net Sales) ≈10% Natural gas utilities and industrial applications 60-65% Repair and replacement of municipal water infrastructure 25-30% Residential construction Brass Products Hydrants & Iron Gate Valves Specialty Valves Technology- Enabled Products (2) (% of Consolidated Net Sales) End Markets (2) (% of Consolidated Net Sales) Canada History Highlights (1) $1.27B Net Sales (LTM Q3FY24) $267.6M Adjusted EBITDA (LTM Q3FY24) 6.8% Net Sales CAGR (5-Year FY19-FY23) 21.1% Adj. EBITDA % of Net Sales (LTM Q3FY24) $550.8M Cash Flow from Operations (5-Year FY19-FY23) $231.5M Free Cash Flow (5-Year FY19-FY23) $205.6M Net Debt (June 30, 2024) 0.8x Net Debt to Adj. EBITDA (June 30, 2024) ≈3,200 Employees Worldwide 10 Manufacturing Facilities (4) 5 R&D Centers (4) Mueller Water Products at a Glance (NYSE: MWA) Repair Products

5 Why Invest in Mueller DRIVING GROWTH WITH A STRONG COMPETITIVE POSITION AND BROAD PORTFOLIO OF PRODUCTS AND SOLUTIONS BENEFITING FROM LONG- TERM END MARKET DYNAMICS SUPPORTED BY AGING WATER INFRASTRUCTURE ACCELERATING PRODUCT DEVELOPMENT AND LEVERAGING STRENGTHS TO INCREASE TECHNOLOGY- ENABLED PRODUCTS MODERNIZING MANUFACTURING AND DRIVING OPERATIONAL EXCELLENCE TO DELIVER GROSS MARGIN EXPANSION SUPPORTING STRATEGIC PRIORITIES WITH A STRONG BALANCE SHEET, AMPLE LIQUIDITY AND GROWING FREE CASH FLOW Growth strategies, capital investments and operational initiatives enable us to deliver further sales and adjusted EBITDA growth

6 ESG is Core to Mueller Foster a strong company culture by emphasizing diversity, equity and inclusion and promoting employee engagement Social Mitigate our environmental impact focusing on emissions, water and waste, using recycled and reused materials Environmental Promote sound governance that acts in the best interests of our stockholders and our organization Governance 90% of 2023 net sales related to products and solutions for water utilities to serve communities (2) Products Commitment to Transparency by reporting against leading frameworks and expanding our disclosures, including initial TCFD disclosure with 2022 ESG Report REPORTING AND DISCLOSURE2022 ESG REPORTS HIGHLIGHTS Reduction in Scope 1 and Scope 2 emissions intensity against a 2015 baseline51% Recycled Metal Used to Produce Our Products86% Decrease in Waste Directed to Disposal21% Metric Tons of Recycled Metal used, vs. 22,644 metric tons of waste generated56,925 Gallons of water loss savings generated for customers by EchoShore® leak detection since 20202.8B Learn more at www.muellerwaterproducts.com/environmental- social-and-governance (1) The use by Mueller Water Products, Inc. of any MSCI ESG Research LLC or its affiliates (“MSCI”) data, and the use of MSCI logos, trademarks, service marks or index names herein, do not constitute a sponsorship, endorsement, recommendation, or promotion of Mueller Water Products, Inc. by MSCI. MSCI Services and data are the property of MSCI or its information providers, and are provided “as-is” and without warranty. MSCI names and logos are trademarks or service marks of MSCI. (2) Consolidated net sales Information for geography, segments, products and end markets based on FY2023 information and estimates. During Q2, MSCI upgraded Mueller to its highest ESG rating of AAA (1)

Products and Markets

8 Leading Product Positions in Key Product Categories (1) (1) Company estimates based on internal analysis and information from trade associations and distributor networks, where available. (2) Consolidated net sales Information for geography, segments, products and end markets based on FY2023 information and estimates. Fire Hydrants Iron Gate Valves Butterfly Valves Brass Products #1 Product Position A.Y. McDonald ACIPCO DeZURIK Ford Meter Box McWane #1 Product Position #1 Product Position #2 Product Position Broad Portfolio of Products and Solutions with Leading Positions in Key Categories (1) Uniquely Positioned to Address Opportunities with Utilities with its Leading Infrastructure Products and Installed Base Products (2) (% of Consolidated Net Sales) End Markets (2) (% of Consolidated Net Sales) • Water-focused company with more than 90% of consolidated net sales associated with water • Leading brands and municipal market specifications • Large installed base of products used by customers for new construction and repair and replacement • Approximately two-thirds of net sales related to repair and replacement activities of utilities • Comprehensive distribution network and strong end-user relationships with end-markets served by limited number of suppliers • Focused on driving best in class customer service supported by in-person and virtual training for end customers and channel partners ≈10% Natural gas utilities and industrial applications 60-65% Repair and replacement of municipal water infrastructure 25-30% Residential construction Brass Products Hydrants & Iron Gate Valves Specialty Valves Technology-Enabled Repair Products

9 Water Utilities Are Facing Many Challenges • Unrealistic for U.S. water utilities and local governments to bridge the gap between their current capital spending and projected need for capital spending, based on the age and life expectancy of their infrastructure • Moving forward the industry will have to use multiple approaches to extend the life of their assets including measured allocation of capital funds, product innovation, predictive maintenance planning, and rate increases • Climate change is reducing both water availability and quality; solutions to retain, treat, and recycle water will need to be incorporated into investment and operating plans • Codification of contaminants regulation could accelerate innovation around testing for and removal of pollutants Aging Infrastructure Digitization Budget Pressures Aging Workforce Urbanization Population Shifts Water Utilities Implications for Utilities Regulation Climate 13.3 Distribution pipe breaks per 100 miles per year (1) <1% replacement rate for pipe (2) 2.3 million miles of drinking water pipes in U.S. (1) 19% of installed water mains beyond useful life (1) 53 years Average age of failing water mains (1) 260,000 Pipe failures per year, or >700 per day (1) (1) Utah State University, “Water Main Break Rates in the USA and Canada: A Comprehensive Study.“ December 2023, Professor Steven L. Barfuss, P.E. Distribution pipes are 12 inches or less in diameter. (2) Utah State University. “Water Main Break Rates in the USA and Canada: A Comprehensive Study,” March 2018, Steven Folkman.

10 Aging Pipe Infrastructure and Water Main Breaks Utah State Study on Water Main Break Rates in U.S. and Canada (1) • Surveyed more than 800 water utilities with nearly 400,000 miles of water mains in the U.S. and Canada, representing approximately 17% of the estimated total length • U.S. and Canada have estimated 2.3 million miles of pipe • Experience about 260,000 water main breaks annually, which represent approximately $2.6 billion per year in maintenance and repair costs. • Distribution pipes (12 inches and smaller), which represent 86% of all water mains, have overall failure rates of 13.3 breaks/(100 miles-year) • Average age of failing water mains is approximately 53 years • 90% of installed or in-service water mains are a combination of PVC (29%), ductile iron (27%), cast iron (23%), and asbestos cement (11%) • A total of 19.4% of installed water mains are beyond their useful lives, representing approximately 452,000 miles of pipe • More concerning is the breakage rates of cast iron and asbestos cement pipe, which make up 33% of the installed water mains in the U.S. and Canada − 86% of cast iron pipes are more than 50 years old and have overall failure rates of 28.6 breaks/(100 miles-year) − 41% of asbestos cement pipes are more than 50 years old and have overall failure rates of 10.3 breaks/(100 milies-year) (1) Utah State University, “Water Main Break Rates in the USA and Canada: A Comprehensive Study.“ December 2023, Professor Steven L. Barfuss, P.E. Distribution pipes are 12 inches or less in diameter.

11 U.S. Water Infrastructure Requires Substantial Long-term Investment U.S. Water Infrastructure CAPEX and Investment GapRepair & Replacement Market (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012. (2) Bluefield Research, February 2020, Non-revenue Water: Sizing the Cost of Water Losses to U.S. Utilities. (3) ASCE: 2021 Report Card for America’s Infrastructure. (4) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002. (5) Bluefield Research, 2019, U.S. Municipal Water Infrastructure Forecast. (6) American Society of Engineers (ASCE): The Economic Benefits of Investing in Water Infrastructure. • Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment (1) • Average water loss across the U.S. is an estimated 14%, or 5,543 million gallons lost per day, which costs water systems an estimated US$6.06 billion, annually (2) • ASCE grade for drinking water infrastructure is C- and grade for wastewater infrastructure is D+ (3) • EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair (4) 2019 2039 • Spending on Water & Wastewater CAPEX in U.S. is >$50 billion (5) • ASCE estimates that the current annual investment gap expected to increase from $81 billion to $136 billion in 2039 (6) Accelerating Need Funding Gap $81B Funding Gap $136B CAPEX CAPEX

12 Water Utilities and Water Infrastructure Funding (1) Bluefield Research, June 2023, Total Addressable Market for Water & Wastewater Utilities. (2) Bluefield Research, 2019, U.S. Private Water Utilities Report. (3) RAND Corporation 2017 Report titled “Not Everything is Broken.” (4) American Water Works Association 2021 Water and Wastewater Rate Survey. (5) Bureau of Labor Statistics. (6) Securities Industry and Financial Markets Association (SIFMA) as of August 2, 2024. (7) Bluefield Research, May 2022, The Infrastructure Investment and Jobs Act: Breaking Down the Water Funding. Sources of Funding for U.S. Utilities • >50,000 water utilities and >14,000 wastewater utilities in U.S. and Canada (1) • Around 4,400 water utilities, or 9% of the total, serve >80% of the estimated population served (>260M) (1) • Approximately 14% of the U.S. population served by privately owned water systems, including investor-owned utilities (IOU) (2) Water Utilities in North America Market Tier (by population served) # Water Utilities % of Total Utilities Estimated Population Served % of Population Served >100,000 448 0.9% 146.9M 46.8% 10,001 – 100,000 3,960 8.2% 114.4M 36.4% 3,300 – 10,000 4,940 10.2% 29.1M 9.3% <3,300 39,230 80.7% 23.4M 7.5% Distribution of Water Utilities in U.S. (1) • For U.S. utilities, 96% of funding at state/local government level (3) − Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $7,800, up 22% since 2016 (4) − CPI for water and sewerage maintenance increased 5.0% in June 2024 and has historically exceeded CPI for all items and other utilities including natural gas, electricity, and postage (5) − U.S. municipal bond issuance of $385 billion in calendar 2023, declined 1.5% y/y, after two years above $480 billion, with July 2024 YTD issuance of $265 billion up 25.6% y/y (6) − U.S. Federal government provides incentives for water utility projects such as Drinking Water State Revolving Funds (DWSRF) and Water Infrastructure Finance and Innovation Act (WIFIA) administered by the Environmental Protection Agency (EPA) • Infrastructure Investment and Jobs Act (“IIJA” or “Infrastructure Bill”), signed Nov. 15, 2021, includes $55 billion of new funding dedicated to water, wastewater and stormwater infrastructure (7) − Represents highest level of federal spending in inflation-adjusted dollars since the mid-1970s − $55 billion includes $15 billion for lead service line (LSL) replacements and $10 billion to help address emerging contaminants (i.e., PFAS) − Existing state revolving funds (drinking water and clean water) are primary ways for funding to get allocated to projects − Emphasis on directing funds towards small and disadvantaged communities either as grants or forgivable loans − Increases domestic procurement requirements, known as “Build America, Buy America" (BABA), from 55% to 75% over 8-years

13 Need for More Digital Products and Solutions Expected to Accelerate Climate, Population Shifts, Urbanization and Water Scarcity • Aging workforce and anticipated retirements rated as one of the top challenges facing utilities projected to see significant retirements over the next ten years (6) • Increasing consumer awareness and demand for water quality and usage information • Double-digit growth expected for emerging IoT and analytics solutions in areas like optimization, data integration, and strategic asset management (1) (1) Bluefield Research, June 2022, “The Digital Water Revolution: Global Digital Water Market Forecast, 2022 - 2030.” (2) Bluefield Research, 2019, Water Industry 4.0 Focus Report. (3) Utah State University, “Water Main Break Rates in the USA and Canada: A Comprehensive Study.“ December 2023, Professor Steven L. Barfuss, P.E. Distribution pipes are 12 inches or less in diameter. (4) Bluefield Research, February 2022, “U.S. Water & Sewer Pipe Network Infrastructure: Market Trends and Forecasts, 2022 – 2030.” (5) National Resource Defense Council. (6) U.S. Drought Monitor as of July 30, 2024 (includes contiguous 48 states). (7) American Water Works Association, “2022 State of the Water Industry Report.” • Increased frequency of extreme climate events elevating importance of infrastructure resiliency and water management with 49% of U.S. experiencing drought or abnormally dry conditions (6) • Population growth and migration trends leading to increased demand in suburban/rural areas (1) • Water scarcity awareness has increased conservation and use of low-flow appliances pressuring utility budgets, however additional resources will be needed to meet demand Aging Workforce, Consumer Awareness and Digitization Aging Infrastructure and Non-Revenue Water • Average age of water pipes has increased to 45 years in 2020 from 25 years in 1970 (2) • 260,000 water main breaks per year with distribution pipes (3) • Estimated U.S. water utilities lose 5.5 billion gallons of drinking water per day due to pipe leaks and main breaks (4) • Growing number of states requiring water loss audits (5) “Bluefield projects that total global digital water spend will scale at an 8.8% CAGR through 2030 with approximately 25% of total global digital water spend in the U.S.” (1) Bluefield Research, June 2022

14 Technology-Enabled Products and Solutions Help Address Critical Needs for Water Utilities ControlMonitor A digital services platform that can use data from multiple devices with machine learning models to create actionable insights. Manage Optimize Current Product Offerings Aging Infrastructure Non-Revenue Water Climate Change Population Shifts Water Scarcity Aging Workforce Consumer Awareness Digitization Challenges Facing Water Utilities Urbanization Fixed Leak Detection and Pipe Condition Assessment Metering Pressure Monitoring and Control

15 Large Capital Investments Supporting Operational Improvements and Expanding Capabilities • Benefits include accelerating product development, driving operational efficiencies, reducing duplicative expenses, increasing revenue, expanding capabilities for American-made products and advancing sustainability goals • Capital expenditures as a percentage of consolidated net sales below 4% of net sales (3.7% in fiscal 2023), after a 6-year period with Capex spending above 4% of net sales where large capital projects, accounting for ≈$150M of capital expenditures in total, were primary reason for increased capital spending • Ramp up of new brass foundry underway, and expect to close century-old brass foundry by the end of calendar 2024 Brass Foundry • Replacing century-old facility with new state-of-the-art facility, located in Decatur, IL, using a new lead-free brass alloy Specialty and Large Valve Manufacturing • Consolidated 5 facilities into new facility in Kimball, TN, and expanded capabilities at Chattanooga, TN facility • Increase capacity • Expand product development capabilities • Support sustainability goals with lower energy usage, reduced waste and enhanced safety • Increase capacity • Expand domestic manufacturing capabilities • Support increased demand for “Build America, Buy America” products Be ne fit s Be ne fit s

Financial Performance

17 $35.6 $67.0 Q3 FY2023 Q3 FY2024 $100.1 $131.4 Q3 FY2023 Q3 FY2024 $60.6 $61.5 Q3 FY2023 Q3 FY2024 $326.6 $356.7 Q3 FY2023 Q3 FY2024 • Mainly due to higher volumes at Water Flow Solutions and higher pricing across most product lines, which were partially offset by lower volumes at Water Management Solutions • Believe lead times and backlogs for iron gate valves and hydrants are normalized, so differences in y/y volumes between segments primarily related to the timing of backlog normalization and customer destocking in 2023 Net Sales ($M) • Increase driven by favorable manufacturing performance, increased volumes and favorable price/cost, which were partially offset by the impacts of the Israel- Hamas war on Water Management Solutions • Improvements in manufacturing performance mainly driven by improved productivity, including labor, material and freight efficiencies • Increased $0.9M compared with prior year due to higher incentive costs and inflationary pressures, which were partially offset by lower personnel-related costs associated with our restructuring activities and lower third-party fees SG&A ($M) % of Net Sales Gross Profit ($M) % of Net Sales Operating Income ($M) % of Net Sales • Increase primarily due to favorable manufacturing performance, increased volumes and favorable price/cost, which were partially offset by the impacts of the Israel- Hamas war on Water Management Solutions • Includes $2.9M of strategic reorganization and other charges +31.3% y/y +620 bps. +1.5% y/y -140 bps. 36.8% 17.2%18.6% 10.9% 18.8% +88.2% y/y +790 bps. 30.6% Consolidated GAAP Results (Q3 FY2024) +9.2% y/y

18 $54.4 $85.2 Q3 FY2023 Q3 FY2024 $0.18 $0.32 Q3 FY2023 Q3 FY2024 $39.5 $69.9 Q3 FY2023 Q3 FY2024 Adj. Operating Income ($M) % of Net Sales Adj. Net Income per Diluted ShareAdj. EBITDA ($M) % of Net Sales • Increase primarily due to favorable manufacturing performance, increased volumes and favorable price/cost, which were partially offset by the impacts of the Israel-Hamas war on Water Management Solutions • Adj. Operating Margin of 19.6% is 70 bps. improvement vs. Q2FY24 and the highest quarterly margin since Q3 FY2016 • Adj. EBITDA margin increased 720 bps. to 23.9%, which is 60 bps. improvement vs. Q2FY24 and the highest quarterly margin since Q3 FY2016 • Achieved LTM Q3 FY2024 Adj. EBITDA of $267.6M with 21.1% margin, which is 690 bps. improvement compared with the prior 12-month period • Achieved record quarterly Adj. Net Income per Diluted Share of $0.32, a 77.8% y/y increase • Net interest expense declined $1.0M to $2.8M primarily due to higher interest income • Effective tax rate of 25.2% compared with 20.7% in the prior year quarter +56.6% y/y +720 bps. +77.0% y/y +750 bps. +77.8% y/y 12.1% 19.6% 16.7% 23.9% (1) See Appendix for reconciliation of non-GAAP measures to their corresponding GAAP measures. Consolidated Non-GAAP Results (Q3 FY2024) (1)

19 Free Cash Flow (YTD Q3 FY2024) • Increased Q3 YTD net cash provided by operating activities by $97.0M to $149.5M compared with in prior year period − Increase primarily a result of higher net income and improvements in working capital compared with the prior year, which includes a smaller increase in inventories • Invested $28.0M in capital expenditures for Q3 YTD period compared with $32.4M in prior year period • Increased Q3 YTD free cash flow $101.4M to $121.5M compared with prior year period, with free cash flow 105.1% of adj. net income $20.1 $121.5 $32.4 $28.0 $52.5 $149.5 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 YTD Q3 FY2023 YTD Q3 FY2024 $ in M ill io ns Capital expenditures Free cash flow Cash provided by (used in) operating activities

20 Fiscal 2024 Outlook (1) • Raising net sales expectations to be between $1.285M and $1.295M, or +0.7% to +1.5% y/y − Believe municipal and new residential construction end markets will continue to be healthy for the balance of the year − Expected sequential decrease in net sales from the third to fourth quarter reflects more normalized seasonality for orders and fewer production days in Q4 • Increasing adjusted EBITDA expectations to be between $271M and $275M, or +34.1% to +36.1% y/y − Result of strong operating and margin performance coupled with current expectations for end market demand − Includes an expected increase in total SG&A expenses reflecting higher incentive compensation and personnel investments • Raising free cash flow expectations with free cash flow as a percentage of adjusted net income anticipated to be more than 85% as compared with 62.7% in the prior year, which includes higher capital expenditures in Q4 (1) Provided with Q3FY24 earnings press release on August 5, 2024. Fiscal 2024 Metrics (1) Consolidated Net Sales (y/y Growth) $1,285M to $1,295M (+0.7% to 1.5%) Adjusted EBITDA (y/y Growth) $271M to $275M (+34.1% to + 36.1%) Total SG&A Expenses $248M to $250M Net Interest Expense $12M to $13M Effective Income Tax Rate ≈24% Depreciation and Amortization $65M to $66M Pension Expense Other than Service ≈$4M Capital Expenditures $40M to $45M Free Cash Flow % of Adjusted Net Income >85%

21 Strong Balance Sheet and Liquidity • Moody’s: Ba1 Corporate and Notes Ratings, Stable Outlook • S&P: BB Corporate and Notes Ratings, Stable OutlookCredit Rating Debt Structure Debt Maturities Financial Covenants • $450M of 4.0% Senior Notes (mature June 2029) • Asset based lending agreement (“ABL”) provides up to $175M revolving credit facility subject to borrowing base (SOFR + 10 bps. + 150 to 175 bps.) with none outstanding (matures March 2029) • No financial maintenance covenants on 4.0% Senior Notes • ABL not subject to any financial maintenance covenants unless excess availability is less than the greater of $17.5M and 10% of the Loan Cap; consolidated Fixed Charge Ratio permitted to be <1x unless threshold is triggered Net Debt Leverage & Liquidity • $205.6M net debt with total debt of $448.9M and total cash of $243.3M (1) • Net debt leverage at 0.8x as of June 30, 2024 • No debt financing maturities prior to June 2029 • $405.9M of total liquidity, including $162.6M of excess availability under the ABL (1) 4.0% Senior Notes include $3.4M of deferred financing costs. $0 $0 $0 $0 $0 $0 $450 $0 $100 $200 $300 $400 $500 FY23 FY24 FY25 FY26 FY27 FY28 FY29 FY E $ in m ill io ns No debt financing repayments prior to June 2029 Ample capacity to support our strategic priorities, including acquisitions

22 Balanced and Disciplined Capital Allocation • Strong balance sheet, liquidity and cash flow supporting our strategies • Maintaining balanced approach to capital allocation to strengthen and grow the business through capital investments and bolt-on acquisitions • Continuing to return cash to our shareholders, primarily through our ongoing quarterly dividend – Paid quarterly dividend since becoming a publicly- traded company – Increased quarterly dividend 8 times since FY15 – Allocated $10M to share repurchases in YTD FY2024 with $80M remaining authorization on our share repurchase program as of June 30, 2024 Shareholders 33% Balance Sheet* 5% Strategic Investments* 62% $245M to Shareholders - $175M dividends - $70M share repurchases Cash Allocation Over Past 5 Years (FY19 to FY23)* $471M to Strategic Investments - $319M capital expenditures - $152M acquisitions * 5-year period includes FY19, FY20, FY21, FY22, FY23; Strategic Investments includes consolidated capital expenditures and cash paid for acquisitions of Krausz, Pratt Industrial JV and i2O Water (excludes proceeds from sales of assets); Balance Sheet includes debt retirement and pension plan payments ($2M to exit Canadian and multiemployer plans) and includes $22M payment for Walter Tax Settlement). Capital Allocation Priorities

23 Investment Highlights BENEFITING FROM LONG-TERM END MARKET DYNAMICS SUPPORTED BY AGING WATER INFRASTRUCTURE ACCELERATING PRODUCT DEVELOPMENT AND LEVERAGING STRENGTHS TO INCREASE TECHNOLOGY-ENABLED PRODUCTS MODERNIZING MANUFACTURING AND DRIVING OPERATIONAL EXCELLENCE TO DELIVER GROSS MARGIN EXPANSION SUPPORTING STRATEGIC PRIORITIES WITH A STRONG BALANCE SHEET, AMPLE LIQUIDITY AND GROWING FREE CASH FLOW DRIVING GROWTH WITH A STRONG COMPETITIVE POSITION AND BROAD PORTFOLIO OF PRODUCTS AND SOLUTIONS

Supplemental Data

25 Historical Financial Performance • Over last five years, delivered net sales and adjusted EBITDA CAGRs of 6.8% and 2.3%, respectively • Prior to pandemic, delivered net sales and adjusted EBITDA CAGRs of 6.5% and 8.3%, respectively $801 $826 $916 $968 $964 $1,111 $1,247 $1,276 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 Consolidated Net Sales $ in millions $156 $164 $180 $198 $191 $204 $195 $202 $0 $50 $100 $150 $200 $250 $300 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 Consolidated Adjusted EBITDA (1) $ in millions NOTE: See SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures. 5-year period includes FY19, FY20, FY21, FY22, FY23. Pre-pandemic period include FY17, FY18, FY19. (1) Adjusted EBITDA excludes other charges of $23.8M in FY16, $21.2M in FY17, $19.7M in FY18, $43.3M in FY19, $13.2M in FY20, $25.7M in FY21, $18.5M in FY22 and $15.9M in FY23.

26 Historical Free Cash Flow • Over the past 5 years, generated $550.8M in cash provided by operating activities and delivered $231.5M of Free Cash Flow after investing $319.3M in capital expenditures • In fiscal 2023… − Increased net cash provided by operating activities by $56.7M y/y to $109.0M primarily due to improvements in working capital − Lowered capital expenditures to $47.6M bringing capital expenditures as a % of net sales to 3.7% compared with 4.4% in the prior year − Increased free cash flow $63.8M y/y to $61.4M, with free cash flow 62.7% of adjusted net income $5.9 $72.6 $94.0 -$2.4 $61.4 $92.5 $140.3 $156.7 $52.3 $109.0 -$20.0 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 FY2019 FY2020 FY2021 FY2022 FY2023 $ in M ill io ns Capital expenditures Free cash flow Cash provided by operating activities NOTE: See SEC Filings for Reconciliation of Non-GAAP to GAAP Performance Measures.

27 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Strategic reorganization and other charges include non-cash asset impairment, expenses associated with our leadership transition, severance and certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 25.2% and may be subject to rounding. Three months ended June 30, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 208.1 $ 148.6 $ — $ 356.7 Gross profit $ 81.9 $ 49.5 $ — $ 131.4 Selling, general and administrative expenses 24.1 22.6 14.8 61.5 Strategic reorganization and other charges (1) — 1.4 1.5 2.9 Operating income (loss) $ 57.8 $ 25.5 $ (16.3) $ 67.0 Operating margin 27.8% 17.2% 18.8 % Capital expenditures $ 6.2 $ 6.0 $ — $ 12.2 Net income $ 47.3 Net income margin 13.3 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 47.3 Strategic reorganization and other charges (1) 2.9 Income tax expense of adjusting items (2) (0.7) Adjusted net income $ 49.5 Weighted average diluted shares outstanding 156.7 Net income per diluted share $ 0.30 Strategic reorganization and other charges per diluted share 0.02 Income tax expense of adjusting items per diluted share — Adjusted net income per diluted share $ 0.32

28 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Strategic reorganization and other charges include non-cash asset impairment, expenses associated with our leadership transition, severance and certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 25.2% and may be subject to rounding. (3) The Company does not allocate interest, income taxes or pension amounts other than service to its segments. Three months ended June 30, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 47.3 Income tax expense (3) 15.9 Interest expense, net (3) 2.8 Pension expense other than service (3) 1.0 Operating income (loss) $ 57.8 $ 25.5 $ (16.3) 67.0 Strategic reorganization and other charges (1) — 1.4 1.5 2.9 Adjusted operating income (loss) 57.8 26.9 (14.8) 69.9 Pension expense other than service — — (1.0) (1.0) Depreciation and amortization 9.1 7.1 0.1 16.3 Adjusted EBITDA $ 66.9 $ 34.0 $ (15.7) $ 85.2 Adjusted operating margin 27.8% 18.1% 19.6 % Adjusted EBITDA margin 32.1% 22.9% 23.9 % Adjusted EBITDA $ 66.9 $ 34.0 $ (15.7) $ 85.2 Three prior quarters' adjusted EBITDA 135.7 86.9 (40.2) 182.4 Trailing twelve months' adjusted EBITDA $ 202.6 $ 120.9 $ (55.9) $ 267.6 Reconciliation of net debt to total debt (end of period): Current portion of long term debt $ 0.7 Long-term debt 448.2 Total debt 448.9 Less cash and cash equivalents 243.3 Net debt $ 205.6 Debt leverage (debt divided by trailing twelve months' adjusted EBITDA) 1.7x Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA) 0.8x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 87.3 Less capital expenditures 12.2 Free cash flow $ 75.1

29 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Strategic reorganization and other charges include severance and certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 20.7% and may be subject to rounding. Three months ended June 30, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 150.1 $ 176.5 $ — $ 326.6 Gross profit $ 33.6 $ 66.5 $ — $ 100.1 Selling, general and administrative expenses 20.9 26.5 13.2 60.6 Strategic reorganization and other charges (1) 0.1 1.0 2.8 3.9 Operating income (loss) $ 12.6 $ 39.0 $ (16.0) $ 35.6 Operating margin 8.4% 22.1% 10.9 % Capital expenditures $ 7.5 $ 4.4 $ — $ 11.9 Net income $ 24.5 Net income margin 7.5 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 24.5 Strategic reorganization and other charges (1) 3.9 Income tax expense of adjusting items (2) (0.8) Adjusted net income $ 27.6 Weighted average diluted shares outstanding 157.2 Net income per diluted share $ 0.16 Strategic reorganization and other charges per diluted share 0.02 Income tax expense of adjusting items per diluted share — Adjusted net income per diluted share $ 0.18

30 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Three months ended June 30, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 24.5 Income tax expense (3) 6.4 Interest expense, net (3) 3.8 Pension expense other than service (3) 0.9 Operating income (loss) $ 12.6 $ 39.0 $ (16.0) 35.6 Strategic reorganization and other charges (1) 0.1 1.0 2.8 3.9 Adjusted operating income (loss) 12.7 40.0 (13.2) 39.5 Pension expense other than service (3) — — (0.9) (0.9) Depreciation and amortization 8.2 7.6 — 15.8 Adjusted EBITDA $ 20.9 $ 47.6 $ (14.1) $ 54.4 Adjusted operating margin 8.5% 22.7% 12.1 % Adjusted EBITDA margin 13.9% 27.0% 16.7 % Adjusted EBITDA $ 20.9 $ 47.6 $ (14.1) $ 54.4 Three prior quarters' adjusted EBITDA 82.9 88.1 (40.1) 130.9 Trailing twelve months' adjusted EBITDA $ 103.8 $ 135.7 $ (54.2) $ 185.3 Reconciliation of net debt to total debt (end of period): Current portion of long term debt $ 0.8 Long-term debt 446.7 Total debt 447.5 Less cash and cash equivalents 141.2 Net debt $ 306.3 Debt leverage (debt divided by trailing twelve months' adjusted EBITDA) 2.4x Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA) 1.7x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 74.7 Less capital expenditures 11.9 Free cash flow $ 62.8 (1) Strategic reorganization and other charges include severance and certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 20.7% and may be subject to rounding. (3) The Company does not allocate interest, income taxes or pension amounts other than service to its segments.

31 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Strategic reorganization and other charges include expenses associated with our leadership transition, certain transaction-related expenses, the cybersecurity incidents, non-cash asset impairment and severance. (2) The income tax expense of adjusting items reflects an effective tax rate of 23.8% and may be subject to rounding. Nine months ended June 30, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 555.2 $ 411.3 $ — $ 966.5 Gross profit $ 205.7 $ 142.4 $ — $ 348.1 Selling, general and administrative expenses 67.9 71.4 42.8 182.1 Strategic reorganization and other charges (1) 0.2 1.4 11.1 12.7 Operating income (loss) $ 137.6 $ 69.6 $ (53.9) $ 153.3 Operating margin 24.8% 16.9% 15.9 % Capital expenditures $ 16.1 $ 11.9 $ — $ 28.0 Net income $ 105.9 Net income margin 11.0 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 105.9 Strategic reorganization and other charges (1) 12.7 Income tax expense of adjusting items (2) (3.0) Adjusted net income $ 115.6 Weighted average diluted shares outstanding 156.6 Net income per diluted share $ 0.68 Strategic reorganization and other charges per diluted share 0.08 Income tax expense of adjusting items per diluted share (0.02) Adjusted net income per diluted share $ 0.74

32 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 105.9 Income tax expense (3) 33.1 Other expense 1.6 Interest expense, net (3) 9.7 Pension expense other than service (3) 3.0 Operating income (loss) $ 137.6 $ 69.6 $ (53.9) 153.3 Strategic reorganization and other charges (1) 0.2 1.4 11.1 12.7 Adjusted operating income (loss) 137.8 71.0 (42.8) 166.0 Pension expense other than service — — (3.0) (3.0) Depreciation and amortization 28.2 20.8 0.2 49.2 Adjusted EBITDA $ 166.0 $ 91.8 $ (45.6) $ 212.2 Adjusted operating margin 24.8% 17.3% 17.2 % Adjusted EBITDA margin 29.9% 22.3% 22.0 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 149.5 Less capital expenditures 28.0 Free cash flow $ 121.5 (1) Strategic reorganization and other charges include expenses associated with our leadership transition, certain transaction-related expenses, the cybersecurity incidents, non-cash asset impairment and severance. (2) The income tax expense of adjusting items reflects an effective tax rate of 23.8% and may be subject to rounding. (3) The Company does not allocate interest, income taxes or pension amounts other than service to its segments.

33 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Strategic reorganization and other charges (benefits) include severance and certain transaction-related expenses partially offset by a gain from the sale of our Aurora, Illinois facility. (2) The income tax expense of adjusting items reflects an effective tax rate of 22.7% and may be subject to rounding. Nine months ended June 30, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 472.9 $ 501.4 $ — $ 974.3 Gross profit $ 117.4 $ 173.7 $ — $ 291.1 Selling, general and administrative expenses 65.3 82.2 40.2 187.7 Strategic reorganization and other charges (benefits) (1) 0.1 1.2 (0.4) 0.9 Operating income (loss) $ 52.0 $ 90.3 $ (39.8) $ 102.5 Operating margin 11.0% 18.0% 10.5 % Capital expenditures $ 23.1 $ 9.3 $ — $ 32.4 Net income $ 68.3 Net income margin 7.0 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 68.3 Strategic reorganization and other charges (benefits) (1) 0.9 Income tax expense of adjusting items (2) (0.2) Adjusted net income $ 69.0 Weighted average diluted shares outstanding 156.8 Net income per diluted share $ 0.44 Strategic reorganization and other charges (benefits) per diluted share 0.01 Income tax expense of adjusting items per diluted share (0.01) Adjusted net income per diluted share $ 0.44

34 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Strategic reorganization and other charges (benefits) include severance and certain transaction-related expenses partially offset by a gain from the sale of our Aurora, Illinois facility. (2) The income tax expense of adjusting items reflects an effective tax rate of 22.7% and may be subject to rounding. (3) The Company does not allocate interest, income taxes or pension amounts other than service to its segments. Nine months ended June 30, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 68.3 Income tax expense (3) 20.0 Interest expense, net (3) 11.4 Pension expense other than service (3) 2.8 Operating income (loss) $ 52.0 $ 90.3 $ (39.8) 102.5 Strategic reorganization and other charges (benefits) (1) 0.1 1.2 (0.4) 0.9 Adjusted operating income (loss) 52.1 91.5 (40.2) 103.4 Pension expense other than service — — (2.8) (2.8) Depreciation and amortization 23.7 22.3 0.1 46.1 Adjusted EBITDA $ 75.8 $ 113.8 $ (42.9) $ 146.7 Adjusted operating margin 11.0% 18.2% 10.6 % Adjusted EBITDA margin 16.0% 22.7% 15.1 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 52.5 Less capital expenditures 32.4 Free cash flow $ 20.1